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                                                                   EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Granum Series Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Granum Series Trust for the year ended October 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Granum Series Trust for the stated period.


/s/ Lewis M. Eisenberg
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Lewis M. Eisenberg
Co-Chairman, Granum Series Trust

Dated: January 9, 2005
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 Walter F. Harrison, III
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Walter F. Harrison, III
Co-Chairman, Granum Series Trust

Dated: January 9, 2005
       ----------------

/s/ Jonas B. Siegel
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Jonas B. Siegel
Treasurer, Granum Series Trust

Dated: January 9, 2005
       -----------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Granum Series Trust for purposes of the Securities Exchange Act of 1934.